                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                   CompuCom
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                   CompuCom
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                              [LOGO OF COMPUCOM]


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                -May 17, 2001-


Dear CompuCom Stockholder:

The 2001 Annual Meeting of stockholders of CompuCom Systems, Inc. will be held on Thursday, May 17, 2001, at CompuCom's principal executive offices at 7171 Forest Lane, Dallas, Texas 75230 at 2:00 p.m. local time.

Only stockholders who owned stock at the close of business on March 30, 2001 can vote at this meeting or any adjournments that may take place. At the meeting we will elect 11 directors, and attend to any other business properly presented at the meeting. We also will report on CompuCom's 2000 business results and other matters of interest to our stockholders. You will have an opportunity at the meeting to ask questions, make comments and meet our management team.

CompuCom's board of directors is a vital resource. No matter how many shares you hold, CompuCom considers your vote important, and we encourage you to vote as soon as possible.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please fill in, date and sign the accompanying proxy and mail it promptly in the enclosed envelope.

This proxy statement, accompanying proxy card, and 2000 annual report are being mailed to stockholders beginning on or about April 19, 2001, in connection with the solicitation of proxies by the board of directors.

Please contact M. Lazane Smith, senior vice president and chief financial officer, at (972) 856-3600 with any questions or concerns.

Sincerely,


/s/ J. Edward Coleman                            /s/ M. Lazane Smith
J. Edward Coleman                                M. Lazane Smith
President and Chief Executive Officer            Senior Vice President, Finance,
                                                 Chief Financial Officer, and
                                                 Secretary
April 19, 2001



[LOGO OF COMPUCOM]

--------------------------------------------------------------------------------
                             QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------

Q:  Who is entitled to vote?
A: Stockholders of record as of the close of business on March 30, 2001, may vote at the annual meeting.

Q:  How many shares can vote?
A: On March 30, 2001, there were 48,459,748 common shares and 1,500,000 series B preferred shares issued and outstanding. In the election of directors, each series B preferred share may cast five votes for each common share into which a preferred share may be converted. Each series B preferred share is convertible into 1.477104 common shares. Every common stockholder may cast one vote for each share owned.

Q:  What may I vote on?
A: You may vote on the election of 11 directors who have been nominated to serve on our board of directors.

Q:  How does the board recommend I vote on the proposal?
A:  The board recommends a vote FOR each board nominee.

Q:  How do I vote?
A: Sign and date each proxy card you receive, mark the box indicating how you wish to vote, and return the proxy card in the prepaid envelope provided.

    If you sign your proxy card but do not mark any boxes showing how you wish to vote, J. Edward Coleman and M. Lazane Smith will vote your shares as recommended by the board of directors.

Q:  What if I hold my CompuCom shares in a brokerage account?

A: If you hold your CompuCom shares through a broker, bank or other nominee, you will receive a voting instruction form directly from them describing how to vote your shares. This form will, in most cases, offer you three ways to vote:

    1.  by telephone,
    2.  via the Internet, or
    3.  by returning the form to your broker.

Q:  What if I want to change my vote?
A: You may change your vote at any time before the meeting in any of the following three ways:

    1.  notifying our chief financial officer, M. Lazane Smith, in writing,
    2.  voting in person at the meeting, or
    3.  submitting a proxy card with a later date.

    If you hold your shares through a broker, bank or other nominee and wish to vote at the meeting, you must obtain a legal proxy from that nominee authorizing you to vote at the meeting. We will be unable to accept a vote from you at the meeting without that form. If you hold your shares directly and wish to vote at the meeting, no additional forms will be required.

Q:  How will directors be elected?
A: The 11 nominees who receive the highest number of affirmative votes at a meeting at which a quorum is present will be elected as directors.

[LOGO] COMPUCOM(TM)

--------------------------------------------------------------------------------
                        QUESTIONS AND ANSWERS (cont'd.)
--------------------------------------------------------------------------------

Q:  Who will count the votes?
A: A representative of CompuCom will count the votes and act as the judge of election.

Q:  What does it mean if I get more than one proxy card?
A: Your shares may be registered differently or may be in more than one account. We encourage you to have all accounts registered in the same name and address (whenever possible). You may obtain information about how to do this by contacting our transfer agent at:

       Mellon Investor Services LLC
       Plaza of the Americas
       600 North Pearl Street, Suite 1010
       Dallas, TX  75201-2884
       (214-922-4400)

    If you provide Mellon Investor Services with photocopies of the proxy cards that you receive or with the account numbers that appear on each proxy card, it will be easier for Mellon Investor Services to combine your accounts.

    You also can find information on transferring shares and other useful stockholder information on their website at www.mellon-investor.com.

Q:  What is a quorum?
A: A quorum is a majority of the outstanding shares. The shares may be represented at the meeting either in person or by proxy. To hold the meeting, there must be a quorum present.

Q:  What if I abstain or fail to give instructions to my broker?
A: If you submit a properly executed proxy, your shares will be counted as part of the quorum even if you abstain from voting or withhold your vote for a particular director.


    Broker non-votes also are counted as part of the quorum. A broker non-vote occurs when banks, brokers or other nominees holding shares on behalf of a stockholder do not receive voting instructions from the stockholder by a specified date before the meeting. In this event, banks, brokers or other nominees may vote those shares on matters deemed routine such as the election of directors.

    Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and have the effect of negative votes. A "withheld" vote is treated the same as an abstention. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

[LOGO] COMPUCOM(TM)

--------------------------------------------------------------------------------
                        QUESTIONS AND ANSWERS (cont'd.)
--------------------------------------------------------------------------------

Q:  Who can attend the meeting?
A: All stockholders are encouraged to attend the meeting. Admission tickets are not required.

Q:  Are there any expenses associated with collecting the stockholder votes?
A: We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes at this time.

Q:  What is a stockholder proposal?
A: A stockholder proposal is your recommendation or requirement that CompuCom or our board of directors take action on a matter that you intend to present at a meeting of stockholders. However, under the proxy rules we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.

Q:  Can anyone submit a stockholder proposal?
A: To be eligible to submit a proposal, you must have continuously held the lesser of $2,000 in market value or 1% of our common stock for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: If I wish to submit a stockholder proposal for the annual meeting in 2002, what action must I take?
A: If you wish us to consider including a stockholder proposal in the proxy statement for the annual meeting in 2002, you must submit the proposal, in writing, so that we receive it no later than December 20, 2001. The proposal must meet the requirements established by the SEC. Send your proposal to:

        M. Lazane Smith, Senior Vice
        President and Chief Financial Officer
        CompuCom Systems, Inc.
        7171 Forest Lane
        Dallas, TX 75230

    As to any proposal presented by a stockholder at the annual meeting that has not been included in this proxy statement, management proxies will be allowed to use their discretionary voting authority unless we receive notice of such proposal no later than March 5, 2002.

Q:  Who are CompuCom's largest stockholders?
A: Safeguard Scientifics, Inc. beneficially owns 53.25%, directors and officers as a group beneficially own 2.75% and Dimensional Fund Advisors, Inc. beneficially owns 5.81% of our common stock.

[LOGO] COMPUCOM(TM)

--------------------------------------------------------------------------------
                             ELECTION OF DIRECTORS
                             Item 1 on Proxy Card
--------------------------------------------------------------------------------

Directors are elected annually and serve a one-year term. There are 11 nominees for election this year. The eleven nominees are currently serving as directors. Each nominee, if elected, has consented to serve until the next annual meeting or until his successor is elected and qualified. You will find detailed information on each nominee below. If any director is unable to stand for re-election after distribution of this proxy statement, the board may reduce its size or designate a substitute. If the board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate.

The board recommends a vote FOR each nominee. The 11 nominees who receive the highest number of affirmative votes will be elected as directors.

================================================================================
J. EDWARD COLEMAN                                            Director since 2000
Age 49

Mr. Coleman has served as chief executive officer of CompuCom since December 1999 and as President since July 2000. Prior to joining CompuCom, Mr. Coleman served as a business development executive and director of marketing for Computer Sciences Corporation from March 1995 to December 1999.

================================================================================
MICHAEL J. EMMI                                              Director since 1994
Age 59

Mr. Emmi has been chairman of the board, president and chief executive officer of Systems & Computer Technology Corporation, a provider of computer software and services, since May 1985. Mr. Emmi is a director of Safeguard Scientifics, Inc. and CDI Corp.

================================================================================
RICHARD F. FORD                                              Director since 1991
Age 65

Mr. Ford is a managing general partner of the management companies which act as a general partner of Gateway Mid-America Partners, L.P., Gateway Venture Partners II, L.P., Gateway Venture Partners III, L.P. and Gateway Partners, L.P., private venture capital funds formed in 1984, 1987, 1990 and 1995, respectively. Mr. Ford is a director of Stifel Financial Corporation, D&K Healthcare Resources, Inc. and TALX, Inc.

================================================================================
EDWIN L. HARPER                                              Director since 2000
Age 59

Mr. Harper is executive vice president of operations and information technology with Assurant Group. Prior to Assurant, during 1997, Mr. Harper served as vice chairman and chief executive officer of Commodore Applied Technologies. From 1992 to 1997, Mr. Harper served as president and chief executive officer of the Association of American Railroads.

[LOGO] COMPUCOM(TM)

--------------------------------------------------------------------------------
                        ELECTION OF DIRECTORS (cont'd.)
                             Item 1 on Proxy Card
--------------------------------------------------------------------------------

DELBERT W. JOHNSON                                           Director since 1995
Age 62

Mr. Johnson has been a vice president of Safeguard since 1980. Mr. Johnson served as chairman of the board and chief executive officer of Pioneer Metal Finishing, Inc., a former division of Safeguard, until October 1997. Mr. Johnson is a director of Ault Inc. and U.S. Bancorp. Mr. Johnson is the brother of Jerry
L. Johnson, a Safeguard executive officer.

================================================================================
JOHN D. LOEWENBERG                                           Director since 1995
Age 60

Mr. Loewenberg has been the managing partner of JDL Enterprises, a consulting firm, since March 1996. From May 1995 through March 1996, Mr. Loewenberg served as executive vice president and chief administrative officer of Connecticut Mutual, a life insurance company. Mr. Loewenberg is a director of Sanchez Computer Associates, Inc., Diamond Technology Partners Incorporated, DocuCorp International, Inc. and Sherwood International, PLC.
================================================================================
WARREN V. MUSSER                                             Director since 1984
Age 74

Mr. Musser has served as chairman of Safeguard Scientifics, Inc. since 1953. Mr. Musser was chief executive officer of Safeguard from 1953 until April 2001. Safeguard is a leader in identifying, developing, and operating infrastructure technology companies with a focus on three sectors: software, communications, and e-Services. He is chairman of the board of Cambridge Technology Partners (Massachusetts), Inc., a director of Internet Capital Group, Inc. and TyCom, Ltd. and a trustee of Brandywine Realty Trust. Mr. Musser also serves on a variety of civic, educational and charitable boards of directors, and serves as vice president/development, Cradle of Liberty Council, Boy Scouts of America, vice chairman of The Eastern Technology Council, and chairman of the Pennsylvania Partnership on Economic Education.

================================================================================
ANTHONY J. PAONI                                             Director since 1999
Age 56

Mr. Paoni is a professor of information technology at the Kellogg Graduate School of Management. Before 1996, Mr. Paoni spent 28 years in the information technology industry, most recently as the chief executive officer of Eolas, Inc., an Internet software company. Mr. Paoni manages the Kellogg Technology Speaker Series and acts as a consultant to several companies including IBM, Xerox, the American Medical Association and Phillips Petroleum Company. Mr. Paoni is a strategic advisor to the US Navy for the CVX nuclear carrier program and a director of US Freightways Corporation.

[LOGO] COMPUCOM(TM)

--------------------------------------------------------------------------------
                        ELECTION OF DIRECTORS (cont'd.)
                             Item 1 on Proxy Card
--------------------------------------------------------------------------------

Edward N. Patrone                                            Director since 1991
Age 66

Mr. Patrone, retired, was a senior consultant to Alco Standard Corporation, a national distributor of paper and office products, from 1991 to 1997. From 1988 through 1991, he was president and chief executive officer of Paper Corporation of America. He is also a director of Primesource Corporation and Global Imaging Corp.

================================================================================
M. LAZANE SMITH                                              Director since 2001
Age 46

Ms. Smith has served as senior vice president, finance and chief financial officer since February 1997. Ms. Smith joined CompuCom in 1993 as corporate controller and was promoted to vice president, finance and corporate controller in 1994.

================================================================================
Harry Wallaesa                                               Director since 1999
Age 50

Mr. Wallaesa has served as chairman of the board of CompuCom since May 1999.
Mr. Wallaesa became president and chief operating officer of Safeguard in March 1999 and since April 2001 has been a member of the Office of the Chief Executive of Safeguard. Before joining Safeguard, Mr. Wallaesa served as president and chief executive officer of aligne incorporated, which he co-founded in 1996, until Safeguard acquired a majority of the company in March 1999. From 1985 to 1995, Mr. Wallaesa was the chief information officer and vice president of management information systems at Campbell Soup Company, a global manufacturer and marketer of branded food products. Mr. Wallaesa is a director of Safeguard, Bowne, Inc., Redleaf Group LLC, aligne incorporated, Pennsylvania Academy of the Fine Arts, Atlas Commerce and University of Pennsylvania Health Systems.


                 BOARD OF DIRECTORS -- ADDITIONAL INFORMATION

Meetings of the Board: The board of directors held seven meetings in 2000. Each of the incumbent directors attended at least 75% of the total number of board and committee meetings of which they were members during the period in which they served as a director.

Annual and Meeting Attendance Fees: Directors who are executive officers of Safeguard or employees of CompuCom receive no additional compensation other than their normal salary for serving on the board or its committees. Non-employee directors receive:

 .  $1,000 monthly cash retainer
 .  $750 for each board or committee
   meeting attended, and
 .  reimbursement of out-of-pocket
   expenses.

Stock Options: Directors who are not executive officers of Safeguard or employees of CompuCom receive:

 .  a stock option to purchase 10,000
   shares of CompuCom's common stock upon
   initial election to the board, and
 .  service grants, upon the
   determination of the compensation
   committee.

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                                                                               6

Directors' options have a ten-year term and vest 25% each year starting on the first anniversary of the grant date. The exercise price is equal to the closing price of a share of CompuCom common stock on the grant date.

In November 2000, Messrs. Emmi, Ford, Harper, Johnson, Loewenberg, Paoni and Patrone were each granted an option to purchase 15,000 shares at an exercise price of $1.83 per share.


--------------------------------------------------------------------------------
                       BOARD COMMITTEE MEMBERSHIP ROSTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Audit        Compensation       Executive
--------------------------------------------------------------------------------
 Meetings held in 2000              5               2                 0
--------------------------------------------------------------------------------
 Michael J. Emmi
--------------------------------------------------------------------------------
 Richard F. Ford                                    *                 *
--------------------------------------------------------------------------------
 Edwin L. Harper                    *
--------------------------------------------------------------------------------
 Delbert W. Johnson
--------------------------------------------------------------------------------
 John D. Loewenberg
--------------------------------------------------------------------------------
 Warren V. Musser
--------------------------------------------------------------------------------
 Edward N. Patrone
--------------------------------------------------------------------------------
 Harry Wallaesa
--------------------------------------------------------------------------------

* Chairperson

Audit: committee of independent directors that operate under a written Audit Committee Charter adopted by the board of directors, a copy of which is attached as Exhibit A to this Proxy Statement, recommends our independent certified public accountants, discusses the scope and results of our audit with the independent certified public accountants, reviews with management and the independent certified public accountants our interim and year-end operating results, considers the adequacy of our internal accounting controls and audit procedures, and reviews the non-audit services to be performed by the independent certified public accountants.

Compensation: committee that reviews and approves management's recommendations for compensation, including incentive compensation, for all of our officers, and administers our stock option plans and management incentive plan.

Executive: committee that acts upon all matters with respect to the management of our business and affairs, except that its authority to authorize and approve investments, other than investments made in the normal course of business, is limited to investments of up to $5 million in the aggregate between board meetings.

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                                                                               7

   --------------------------------------------------------------------------
             STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
                         GREATER THAN 5% STOCKHOLDERS
                             AS OF MARCH 30, 2001:
   --------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                Shares                     Options             Shares
               Name                          Beneficially                Exercisable        Beneficially         Percent of
                                                Owned                  Within 60 Days           Owned              Shares
                                                                        of March 30,          Assuming
                                                                            2001             Exercise of
                                                                                               Options
---------------------------------------------------------------------------------------------------------------------------
 Safeguard Scientifics, Inc.                       26,984,066                       0           26,984,066          53.25%
 800 The Safeguard Building
 435 Devon Park Drive
 Wayne, PA 19087
---------------------------------------------------------------------------------------------------------------------------
 Dimensional Fund Advisors                          2,816,150                       0            2,816,150           5.81%
 1299 Ocean Avenue, 11/th/ Floor
 Santa Monica, CA 90401
---------------------------------------------------------------------------------------------------------------------------
 J. Edward Coleman                                     50,000                 220,000              270,000             *
---------------------------------------------------------------------------------------------------------------------------
 Michael J. Emmi                                            0                  27,500               27,500             *
---------------------------------------------------------------------------------------------------------------------------
 Richard F. Ford                                       20,000                  17,500               37,500             *
---------------------------------------------------------------------------------------------------------------------------
 Edwin L. Harper                                        1,000                   2,500                3,500             *
---------------------------------------------------------------------------------------------------------------------------
 Delbert W. Johnson                                    23,275                  17,500               40,775             *
---------------------------------------------------------------------------------------------------------------------------
 John D. Loewenberg                                    19,375                  40,500               59,875             *
---------------------------------------------------------------------------------------------------------------------------
 Warren V. Musser                                     483,983                       0              483,983           1.0%
---------------------------------------------------------------------------------------------------------------------------
 Anthony J. Paoni                                       1,000                   7,500                8,500             *
---------------------------------------------------------------------------------------------------------------------------
 Edward N. Patrone                                          0                  27,500               27,500             *
---------------------------------------------------------------------------------------------------------------------------
 M. Lazane Smith                                        7,318                 208,000              215,318             *
---------------------------------------------------------------------------------------------------------------------------
 Harry Wallaesa                                         1,757                       0                1,757             *
---------------------------------------------------------------------------------------------------------------------------
 David A. Loeser                                        1,762                  75,000               76,762             *
---------------------------------------------------------------------------------------------------------------------------
 John F. McKenna                                            0                  75,000               75,000             *
---------------------------------------------------------------------------------------------------------------------------
 Anthony F. Pellegrini                                    500                  25,000               25,500             *
---------------------------------------------------------------------------------------------------------------------------
 Executive officers and directors as
 a group (14 persons)
                                                      609,970                 743,500            1,353,470           2.75%
---------------------------------------------------------------------------------------------------------------------------

    *  Less than 1% of CompuCom's outstanding shares of common stock

       Each individual has the sole power to vote and to dispose of the shares (other than shares held jointly with spouse) except for the following shares:

       Safeguard Scientifics, Inc.      Includes 22,087,848 shares held by
                                        Safeguard Scientifics (Delaware), Inc.,
                                        1,347,228 shares held by Safeguard
                                        Delaware, Inc., and 1,333,333 shares
                                        held by CompuShop, Inc., wholly-owned
                                        subsidiaries of Safeguard Scientifics,
                                        Inc. Safeguard Scientifics (Delaware),
                                        Inc. also holds 1,500,000 shares of
                                        Series B preferred shares. Those shares
                                        are convertible into 2,215,657 shares of common stock, which also are included.

       Dimensional Fund Advisors, Inc.  Dimensional Fund Advisors Inc.
                                        ("Dimensional"), an investment advisor
                                        registered under Section 203 of the
                                        Investment Advisors Act of 1940,
                                        furnishes investment advice to four
                                        investment companies registered under
                                        the Investment Company Act of 1940, and
                                        serves as investment manager to certain
                                        other commingled group trusts and
                                        separate accounts. These

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                                                                               8
                                        investment companies, trusts and
                                        accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer described in this schedule that are owned by the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

     Delbert W. Johnson                 Includes 20,000 shares held in a
                                        Remainder Trust.

     Warren V. Musser                   Includes 40,700 shares held by a trust
                                        of which Mr. Musser is a co-trustee.
                                        Excludes 26,984,066 shares beneficially
                                        owned by Safeguard, for which Mr. Musser serves as chairman of the board. Mr.
                                        Musser disclaims beneficial ownership of the shares beneficially owned by the trust and Safeguard.


Shares Owned by Directors and Officers of Parent and Subsidiary Corporations:
Safeguard is the parent corporation of CompuCom. As of March 30, 2001, executive officers and directors of CompuCom beneficially owned the following percentage of the outstanding shares of Safeguard common stock:

     .    Mr. Musser   1.27%
     .    Mr. Wallaesa 1.19%
     . all other officers and directors of CompuCom, as a group, beneficially own less than 1% of Safeguard stock.

Section 16(a) Beneficial Ownership Reporting Compliance: The rules of the Securities and Exchange Commission require that we disclose late filings of reports of stock ownership by our directors and executive officers. To the best of our knowledge, the only late filings during 2000 were a Form 4 filed late by Warren V. Musser and a Form 5 filed late by each of the following individuals:
Michael J. Emmi, Edwin L. Harper, Delbert W. Johnson, David A. Loeser, John D. Loewenberg, John F. McKenna, Anthony J. Paoni, Edward N. Patrone, Anthony F. Pellegrini, and M. Lazane Smith.

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                                                                               9

--------------------------------------------------------------------------------
                            STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

The following graph compares the cumulative total return on our common stock for the period from December 31, 1995, through December 31, 2000, with the cumulative total return on the Nasdaq Index and the peer group index for the same period.

COMPARISON OF COMULATIVE TOTAL RETURNS

[GRAPH APPEARS HERE]

1. The peer group consists of SIC Code 5045--Computer, Peripheral Equipment and Software Wholesalers.

2. We have historically reinvested earnings in the growth of our business and have not paid cash dividends on our common stock.

3. Assumes an investment of $100 on December 31, 1995.


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                                                                              10

--------------------------------------------------------------------------------
                     REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION PHILOSOPHY

Our mission is to succeed in a highly competitive business and achieve maximum returns for our stockholders by being the leader in providing IT infrastructure solutions to large enterprises based on a strategy of customer intimacy and operational efficiency.

Our philosophy is to align the compensation of senior management and other employees with that mission and the long-term interests of our stockholders. This philosophy also helps us to:

 .    attract and retain outstanding employees who can thrive in a competitive environment of continuous change,
 .    promote among our employees the economic benefits of stock ownership, and
 .    motivate and reward employees who, by their hard work, loyalty and exceptional service, make contributions of special importance to the success of our business.

COMPENSATION STRUCTURE

The compensation of our executives consists of:

 .    base salary,
 .    annual cash incentives, and
 .    stock options.

Base Pay

Base pay is established initially on a combination of factors, including a review of various published salary surveys, and certain subjective factors including experience and achievements of the individual and the level of responsibility assumed at CompuCom. Salary increases for our CEO and other highly compensated executives for 2000 were based on:

 .    level of achievement of financial and strategic objectives,
 .    individual performance, and
 .    contributions to the achievement of our objectives.

Annual Cash Incentives

Annual cash incentives are intended to create an incentive for executives who significantly contribute to and influence our strategic plans and are responsible for our performance. Our primary objectives are to:

 .    focus executives' attention on areas such as profitability and asset management,
 .    encourage teamwork, and
 .    tie executives' pay to corporate performance goals consistent with the long-term performance goals of our stockholders.

Incentives are generally awarded based on the achievement of annual financial and/or strategic goals approved by the compensation committee, which goals may include target ranges of:

 .    pretax earnings,
 .    earnings per share,
 .    return on equity, or
 .    some other objective measurement consistent with the long-term goals of our stockholders.

For 2000, a significant factor in determining incentives was earnings per share.

Incentives may also be awarded based upon individual performance.

The committee determines a range of potential incentive amounts for each executive, stated as a percentage of base salary, and based upon the executive's ability to impact our performance.

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                                                                              11

Incentives are awarded at year-end based on the actual achievement level of the specified corporate goals compared to the target range of achievement. Additional amounts may be awarded for outstanding individual performance. For 2000, the compensation committee determined that, based on CompuCom's performance, there would be incentive awards.

CEO and other highly compensated executives' bonus compensation. The compensation committee approved executive cash bonuses equal to approximately 100% of the applicable target bonus amounts.

Stock Options

Stock options are intended to align the interests of executives and key employees with the long-term interests of our stockholders and other investors and to encourage executives and key employees to remain in our employ. Grants are not made in every year, but are awarded subjectively based on the following factors including:

 .    the individual's level of responsibility,
 .    the amount and term of options already held by the individual,
 .    the individual's contributions to the achievement of our financial and strategic objectives, and
 .    our achievement of financial and strategic objectives, which may include:
        .    developing strategic alliances,
        .    identifying and exploiting markets,
        .    expanding existing market share and penetration,
        .    expanding operating capabilities, and
        .    improving net operating margins.

2000 Stock Option Awards. The committee granted stock options during 2000 to all directors who are not employees of CompuCom or Safeguard, certain executives upon joining CompuCom and other executives and employees.


IRS Limits on Deductibility of Compensation.

The committee is aware that Internal Revenue Code section 162(m) provides that publicly-held companies may not deduct in any taxable year compensation in excess of one million dollars paid to any of the individuals named in the compensation tables that is not "performance based" as defined in section 162(m). The committee believes that annual levels of executive compensation that are not performance based are not likely to exceed one million dollars in the foreseeable future.

Submitted by the compensation committee:

Richard F. Ford, Chairman
Michael J. Emmi
Warren V. Musser
Harry Wallaesa

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                                                                              12

                  EXECUTIVE COMPENSATION & OTHER ARRANGEMENTS

           2000 Annual Compensation for the Named Executive Officers

-------------------------------------------------------------------------------------------------------
                                                                         Long-Term
                                          Annual Compensation           Compensation
                                                                  -----------------------
                                                                           Awards
                                     ----------------------------------------------------
                                                                    Securities Underlying     All Other
                                                                      Options/SARS (#)       Compensation
  Name and Principal                                                                           ($)/(2)/
       Position                  Year   Salary ($)   Bonus ($)/(1)/
-------------------------------------------------------------------------------------------------------
J. Edward Coleman,               2000   $535,090    $642,000             200,000             $ 4,630
President and Chief              1999     26,750     100,000             800,000
Executive Officer/(3)/
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
M. Lazane Smith, Senior          2000   $294,705    $294,615             150,000             $ 3,750
Vice President, Finance          1999    260,000     206,000                                   3,571
and Chief Financial              1998    220,000       1,581             200,000               3,489
Officer
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
John F. McKenna                  2000   $200,090    $200,000             150,000
Senior Vice President,           1999    192,387     100,000             100,000
Services/(3)/
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
David A. Loeser, Senior          2000   $200,000    $200,000             150,000             $ 4,375
Vice President, Human            1999    142,307     100,000             100,000
Resources/(3)/
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Anthony F. Pellegrini            2000   $153,888    $203,846             150,000             $63,288
Senior Vice President,
Sales(3)
------------------------------------------------------------------------------------------------------

     Notes to Annual Compensation Table:

     (1) With respect to Ms. Smith, includes a portion of the deferred bonus from 1995. Approximately 9% of the bonus earned for 1995 was deferred. Of this deferred amount, 25% was paid in February 1998 and 25% was paid in 1999.

     (2)  For 2000, all other compensation includes the following:


                                        Company Match
                 Name              Defined Contribution Plan      Relocation
         ----------------------- ----------------------------- ----------------
          J. Edward Coleman       $         4,630               $
          M. Lazane Smith                   3,750
          David A. Loeser                   4,375
          Anthony F. Pellegrini             1,154                     62,134

     (3) Mr. Coleman became chief executive officer in December 1999; Mr. Loeser became senior vice president, human resources in April 1999; Mr. Pellegrini became senior vice president, sales in March 2000; Mr. McKenna joined us in January 1999 and became senior vice president, services in September 1999.


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                                                                              13

                           2000 Stock Option Grants

     The following table relates to options to acquire CompuCom common stock, unless otherwise noted in the footnotes.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Potential Realizable Value
                                                                                                   At Assumed Annual Rates
                                          Individual Grants                                       Of Stock Price Appreciation
                                                                                                      For Option Term/(1)/
--------------------------------------------------------------------------------------------------------------------------------
                                                      % of Total
                                     Number of        Options/
                                     Securities        SARS
                                     Underlying      Granted To
                                      Options/       Employees In   Exercise Or
                                        SARs          Fiscal        Base Price    Expiration         5%             10%
       Name                         Granted (#)        Year         ($/Sh)/(2)/      Date            ($)            ($)
--------------------------------------------------------------------------------------------------------------------------------
J. Edward Coleman                    200,000           4.83%        $4.4375        2/16/2010      $1,445,644      $2,301,946
--------------------------------------------------------------------------------------------------------------------------------
M. Lazane Smith                      100,000           3.62%         4.4375        2/16/2010         895,892       1,426,558
                                      50,000                          2.125        7/27/2010
--------------------------------------------------------------------------------------------------------------------------------
John F. McKenna                      100,000           3.62%         4.4375        2/16/2010         895,892       1,426,558
                                      50,000                          2.125        7/27/2010
--------------------------------------------------------------------------------------------------------------------------------
David A. Loeser                      100,000           3.62%         4.4375        2/16/2010         895,892       1,426,558
                                      50,000                          2.125        7/27/2010
--------------------------------------------------------------------------------------------------------------------------------
Anthony F. Pellegrini                100,000           3.62%         3.1406        4/25/2010         684,641       1,090,176
                                      50,000                          2.125        7/27/2010
--------------------------------------------------------------------------------------------------------------------------------

(1) These values assume that the shares appreciate at the compounded annual rate shown from the grant date until the end of the option term. These values are not estimates of future price growth of our stock. Executives will not benefit unless the common stock price increases above the stock option exercise price.

(2) All options have an exercise price equal to or greater than the fair market value on the grant date of the shares subject to each option. The option exercise price may be paid in cash, by delivery of previously acquired shares, subject to certain conditions, or same-day sales (that is, a cashless exercise through a broker). The compensation committee, upon exercise of an option, may elect to pay an individual, in cash or in common stock, the difference between the exercise price and the fair market value on the exercise date. The compensation committee may modify the terms of outstanding options, including acceleration of the exercise date.


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                                                                              14

         2000 Stock Option Exercises and Year-End Stock Option Values


------------------------------------------------------------------------------------------------------------------
                                                            Number Of Securities       Value Of Unexercised
                                                           Underlying Unexercised          In-The-Money
                            Shares                              Options/SARs               Options/SARs
                           Acquired                         At Fiscal Year-End (#)     At Fiscal Year-End ($) (1)
                              On            Value
        Name              Exercise (#)    Realized($)     Exercisable Unexercisable    Exercisable Unexercisable
------------------------------------------------------------------------------------------------------------------
J. Edward Coleman             0           $    0           220,000      750,000        $     0     $     0
------------------------------------------------------------------------------------------------------------------
M. Lazane Smith               0                0           208,000      242,000              0           0
------------------------------------------------------------------------------------------------------------------
John F. McKenna               0                0            75,000      175,000              0           0
------------------------------------------------------------------------------------------------------------------
David A. Loeser               0                0            75,000      175,000              0           0
------------------------------------------------------------------------------------------------------------------
Anthony F. Pellegrini         0                0            25,000      125,000              0           0
------------------------------------------------------------------------------------------------------------------


(1) Value is calculated using the difference between the option exercise price and the year-end stock price, multiplied by the number of shares subject to the option. The year-end stock price used was $1.2812 for each share of CompuCom common stock.


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                                                                              15

Employment Contracts; Severance and Change-in-Control Arrangements

J. Edward Coleman entered into an employment agreement with CompuCom that provides for his employment as an executive officer until the employment relationship is terminated under certain conditions, at a minimum monthly salary of $44,583. In addition, Mr. Coleman was granted a non-qualified stock option to purchase 800,000 shares of CompuCom at an exercise price per share equal to the closing price of CompuCom's common stock on the date his employment commenced. This option will become exercisable in equal increments over four years. The agreement entitles Mr. Coleman to a bonus of up to 120% of his base salary. CompuCom is required to purchase a renewable term life insurance policy in the amount of $1,000,000, payable to Mr. Coleman's designated beneficiary, and a comprehensive long-term disability insurance policy and provides Mr. Coleman with other standard benefits available to senior management. If employment is terminated without cause, or if CompuCom demotes him or reduces his salary or benefits below the level described in his agreement, Mr. Coleman will be entitled to a lump sum payment equal to two years' salary. Mr. Coleman has agreed not to compete with CompuCom for two years after his voluntary termination of employment, and if his employment is terminated for any reason other than due cause, for the same period of time for which he receives compensation. Within 10 days of a change in control, all unvested stock options held by Mr. Coleman to purchase shares of CompuCom will be vested. If he voluntarily leaves within six months of a change in control, he will be entitled to receive, in lump sum payment, all payments due to him.

M. Lazane Smith entered into an employment agreement with CompuCom that provides for her employment as an executive officer through October 24, 1999, subject to annual renewals, at a minimum monthly salary of $16,666. The agreement entitles Ms. Smith to a bonus of up to 50% of her base salary. CompuCom is required to purchase a renewable term life insurance policy in the amount of $1,000,000, payable to Ms. Smith's designated beneficiary, and a comprehensive long-term disability insurance policy and provides Ms. Smith with other standard benefits available to senior management. If her employment is terminated without cause, or if CompuCom demotes her or reduces her salary or benefits below the level described in her agreement, Ms. Smith will be entitled to a lump sum payment equal to her salary for the remaining term of the agreement. Ms. Smith has agreed not to compete with CompuCom for two years after her voluntary termination of employment, and if her employment is terminated for any reason other than due cause, for the same period of time for which she receives compensation. Within 10 days of a change in control, all unvested stock options held by Ms. Smith to purchase shares of CompuCom will be vested. If she voluntarily leaves within six months of a change in control, she will be entitled to receive, in a lump sum payment, all payments due to her for the remainder of the agreement.

Anthony F. Pellegrini entered into an employment agreement with CompuCom that provides for his employment until the employment relationship is terminated under certain conditions, at a minimum monthly salary of $16,667. As part of the employment agreement, Mr. Pellegrini received a one-time signing bonus of $50,000. The agreement entitles Mr. Pellegrini to a bonus of up to 50% of his base salary. If employment is terminated without cause, or if CompuCom demotes him or reduces his salary or benefits below the level described in his agreement, Mr. Pellegrini will be entitled to a lump sum payment equal to one year's salary. Mr. Pellegrini has agreed not to compete with CompuCom for one year after his voluntary termination of employment, and if his employment is terminated for any reason other than due cause, for the same period of time for which he receives compensation.

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                                                                              16

In June 2000, CompuCom accepted the resignation of Thomas Lynch as president and chief operating officer.

Relationships and Related Transactions with Management and Others

In December 1998, CompuCom loaned Thomas Lynch the sum of $796,875 which provided Mr. Lynch with funds to pay the cost of exercising his stock options to acquire 500,000 shares of stock and to pay related taxes in October 1998. The loan was evidenced by a full recourse promissory note, with interest at the annual rate of 4.33% and was secured by a pledge of 500,000 shares of CompuCom common stock. The principal and interest was payable on December 31, 2001.

In February 2001, Mr. Lynch transferred 272,472 shares of CompuCom common stock to CompuCom in satisfaction of the outstanding principal and interest balance on the note described above.

Per a contractual agreement, CompuCom has historically paid Safeguard an administrative support service fee equal to 1/4 of 1% of net sales, up to a maximum of $600,000 annually, including reimbursement of certain out-of-pocket expenses incurred by Safeguard. The administrative support services included consultation regarding our general management, investor relations, financial management, certain legal services, insurance programs administration, and tax research and planning, but did not cover extraordinary services or services that are contracted out. Effective April 1, 2000, this agreement was mutually terminated. CompuCom incurred charges from Safeguard of $150,000 during 2000 for these services.

                        INDEPENDENT PUBLIC ACCOUNTANTS

Since 1987, we have retained KPMG LLP as our independent public accountants and intend to retain KPMG LLP for the current year ending December 31, 2001.

Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity at the meeting to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                            AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the board of directors, a copy of which is attached as Exhibit A, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of CompuCom.

Management is responsible for CompuCom's internal controls. CompuCom's independent auditors are responsible for performing an independent audit of CompuCom's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to CompuCom's financial reporting, and reviews the results and scope of the audit and other services provided by CompuCom's independent auditors.

In this context, the Audit Committee has met and held discussions with management and CompuCom's independent auditors. Management represented to the Audit Committee that CompuCom's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and CompuCom's independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

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                                                                              17

CompuCom's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors' their independence and the compatibility of non audit services with such independence.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the board of directors include CompuCom's audited consolidated financial statements in CompuCom's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Audit Fees. The aggregate fees billed by CompuCom's independent auditors for professional services rendered in connection with the audit of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2000, as well as for the review of our consolidated financial statements included in CompuCom's Quarterly Reports on Form 10-Q during 2000, totaled $240,000 (excluding expenses reimbursed by CompuCom).

Financial Information Systems Design and Implementation Fees. No fees other than those described above under the caption "Audit Fees" and those described below under the caption "All Other Fees" were billed to CompuCom by our independent auditors for professional services in 2000.

All Other Fees. Other fees totaling $47,500 billed to CompuCom by its principal auditors during 2000, other than those described above, related to the following services:

ISO 9001 Audit                          14,000
Securitization Agreed-Upon
   Procedures                            8,000
401(k) Audit                            10,000
InaCom Acquisition Services              9,500
S-8 Filings                              6,000

The Audit Committee believes that the foregoing expenditures are compatible with maintaining the independence of our auditors.

Submitted by the Audit Committee of the Board of Directors:

     Edwin L. Harper, Chairman
     Delbert W. Johnson
     John D. Loewenberg
     Edward N. Patrone

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any of CompuCom's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by CompuCom in any such filing.

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                                                                              18

                                   Exhibit A

                            CompuCom Systems, Inc.
                            Audit Committee Charter


The Audit Committee (the "Committee") of CompuCom Systems, Inc. ("CompuCom") is a committee of the Board of Directors ("Board"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established, and the audit process.

In meeting its responsibilities, the Committee is expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountants and the Board, as the internal auditors and the independent accountants are ultimately accountable to the Board and the Committee.

2.   Review and update the Committee's charter annually.

3. Evaluate and select the independent accountants to be nominated, approve the compensation of the independent accountants, and, if necessary, replace the independent accountants. The Committee will inform the Board of its decisions.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

5. Assess the independence of the internal auditor and the independent accountants, including obtaining from the independent accountants a written statement identifying all relationships between the independent accountants and CompuCom and discussing with the independent accountants any disclosed relationships that may impact objectivity and independence of the independent accountants, and take any other actions deemed necessary to assure the independence of the internal auditor and the independent accountants.

6. Inquire of management, the Director of Internal Audit, and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to CompuCom and whether the independent accountants concur. Management will continue to communicate with the Committee on a timely basis concerning issues which could have a material effect on CompuCom.

7. Review, in consultation with the independent accountants and the Director of Internal Audit, the audit scope and plan of the internal auditors and independent accountants for CompuCom.

8. Review with the Director of Internal Audit and the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

9. Consider and review with the independent accountants and the Director of Internal Audit:

          a) The adequacy of CompuCom's internal controls including computerized information system controls and security where applicable.

          b) Any related significant findings and recommendations of the independent accountants and internal audit together with

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                                                                              19
               management's responses thereto.

10. Review with management and the independent accountants at the completion of the annual examination:

     a)   CompuCom's annual financial statements and related footnotes.

     b) The independent accountants' audit of the financial statements and its report thereon.

     c) Any significant changes in the financial statements and accounting disclosures.

     d) Any significant changes required in the independent accountants' audit plan.

     e) Any significant accounting or financial reporting issues, including significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

     f) Other than noted in e) above, any significant difficulties or disputes with management encountered during the course of the audit.

     g) Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

11. Review the Annual Report and SEC year-end filings, prior to issuance when possible, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Review and discuss with management, the independent accountants and the Director of the Internal Audit, any significant accounting or financial reporting issues, including significant adjustments, management judgements and accounting estimates, significant new accounting policies and disagreements with management prior to filing interim financial reports with the SEC or other regulators.

13. Effective January 1, 2001, review disclosures in CompuCom's Annual Proxy Statement regarding the independence of the Committee members, the adoption of a formal written Audit Committee charter, and approve the Audit Committee charter for inclusion in the proxy statement. This inclusion shall occur every three years, or as otherwise required by law or regulation.

14. Effective January 1, 2001, review and approve a report to be included annually in the proxy statement, which includes the following:

     a) Statement that the Committee has reviewed and discussed the audited financial statements with management.

     b) Statement that the Committee has discussed with the independent accountants' matters covered by SAS No. 61.

     c) Statement that the Committee has received and discussed with the independent accountants disclosures regarding the independent accountants' independence.

15.  Consider and review with management and the Director of Internal Audit:

     a) Significant findings during the year and management's responses thereto.

     b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

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                                                                              20

     c)   Any changes required in the planned scope of their audit plan.

     d)   The internal audit department budget and staffing.

     e)   The internal audit department charter.

16. Management will review policies and procedures with respect to officers' expense accounts and perquisites, including use of corporate assets and will report to the Committee once a year on its findings. The Committee will also consider the results of any review of these areas by the independent accountants.

17. Management will monitor compliance with CompuCom's code of conduct and report to the Committee once a year.

18. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

19. Meet with the independent accountants, the Director of Internal Audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

20. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

21. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

22. The Committee shall meet at least three times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

23. The Committee will perform such other functions as assigned by law, CompuCom's charter or bylaws, or the Board.

24.  The Committee shall be comprised as follows:

     a) The Committee shall consist of three or more directors. The members shall be designated by the full Board upon the recommendation of the nominating committee. Each member shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which CompuCom's common stock is traded. Directors who are affiliates of CompuCom, or officers or employees of CompuCom or its subsidiaries, will not be considered independent. However, until June 14, 2001, the Committee may consist of two or more directors meeting the qualifications of this section.

     b) All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or become able to do so with a reasonable period of time after appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the

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                                                                              21
          member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     c) The members of the Committee shall serve at the pleasure of the Board, and are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

25. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

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                                                                              22

PROXY

                            COMPUCOM SYSTEMS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please sign and date this proxy, and indicate how you wish to vote, on the back of this card. Please return this card promptly in the enclosed envelope. Your vote is important.

When you sign and return this proxy card, you

 . appoint J. Edward Coleman and M. Lazane Smith, and each of them (or any substitutes they may appoint), as proxies to vote your shares, as you have instructed, at the annual meeting on May 17, 2001, and at any adjournments of that meeting,
 .  authorize the proxies to vote, in their discretion, upon any other business properly presented at the meeting, and
 .  revoke any previous proxies you may have signed.

If you do not indicate how you wish to vote, the proxies will vote for all nominees to the Board of Directors, and as they may determine, in their discretion, with regard to any other matter properly presented at the meeting.


                          /\ FOLD AND DETACH HERE /\

The Board of Directors recommends a vote FOR Proposal 1.       Please mark   [X]
                                                               your vote as
                                                               indicated in
                                                               this example

1. ELECTION OF DIRECTORS                           Nominees: J. Edward Coleman, Michael J. Emmi, Richard F. Ford, Edwin L. Harper,
                                                   Delbert W. Johnson, John D. Loewenberg, Warren V. Musser, Anthony J. Paoni,
  FOR all nominees            WITHHOLD             Edward N. Patrone, M. Lazane Smith, Harry Wallaesa
listed to the right          AUTHORITY
 (except as marked    to vote for all nominees     To withhold authority to vote for any individual nominee while voting for the
  to the contrary)      listed to the right        remainder, strike a line through the nominee's name in the list.

       [  ]                     [  ]





Signature _________________________________________ Signature _________________________________________ Date _______________, 2001
YOU MUST SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. If shares are jointly owned, you must both sign. Include title if you are signing as an attorney, executor, administrator, trustee or guardian, or on behalf of a corporation or partnership.

                                                    /\ FOLD AND DETACH HERE /\


                                [COMPUCOM LOGO]



                            Your vote is important,
                  regardless of the number of shares you own.


   Whether or not you plan to attend the meeting in person, please complete, date and sign the above proxy card and return it without delay in the enclosed envelope.